SUPPLEMENT DATED JUNE 30, 2022

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2022

FOR CLASS D, CLASS I and CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2022 for Class D, Class I and Class P Shares (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Large-Cap Growth Portfolio – In the Management subsection, the following is added to the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Caroline Bottinelli, Director	Since 2022

Technology Portfolio – In the Management subsection, the “Sub-Adviser” information is deleted and replaced with the following:

Sub-Adviser – MFS Investment Management. The primary persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Matthew Sabel, Investment Officer and Portfolio Manager	Since 2016
Reinier Dobbelmann, Portfolio Manager	Since 2022

Disclosure Changes to the About Management section

In the table for BlackRock Investment Management, LLC, the following information is added to the section for the Large-Cap Growth Portfolio:

Caroline Bottinelli	Director of BlackRock since 2020. She joined BlackRock as Vice President in 2016. She began her investment career in 2011 and has a BS from Princeton University and an MBA from Harvard University.

In the table for Massachusetts Financial Services Company, doing business as MFS Investment Management, the following information is added to the section for the Technology Portfolio:

Reinier Dobbelmann	Portfolio Manager of MFS since 2022 and non-U.S. Technology Sector Leader for MFS since 2006. He began his investment career in 1994 and has a BA from Williams College and an MBA from University of California Berkley, Haas School of Business.

SUPPLEMENT DATED JUNE 30, 2022

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2022

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2022 (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

INFORMATION ABOUT THE MANAGERS

In the Compensation Structures and Methods section, under BlackRock’s subsection, the fourth paragraph is deleted and replaced with the following.

Discretionary Incentive Compensation — Messrs. Kemp, Ruvinsky, Liu and Lee and Mses. Xie and Bottinelli

Generally, discretionary incentive compensation for fundamental equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Lawrence Kemp Phil Ruvinsky Caroline Bottinelli	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell 2500 Growth Index; Russell MidCap Growth Index
Erin Xie, PhD Xiang Liu, PhD Jeff Lee	FTSE 3-month T-bill Index; MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI WRLD HealthCare ND; Russell 3000 HealthCare Index

Also in the Compensation Structures and Methods section, under MFS’s subsection, the tenth paragraph is deleted and replaced with the following:

The following benchmark was used to measure the following portfolio managers’ performance for the Technology Portfolio:

1)	For Reinier Dobbelmann: Standard & Poor’s North American Technology Sector Index

2)	For Matthew Sabel: Standard & Poor’s North American Technology Sector Index

In the Other Accounts Managed section, under the BlackRock portion of the table, the following is added alphabetically:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
BlackRock
Caroline Bottinelli [1]
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

1 Other Accounts Managed information as of April 30, 2022.

Also in the Other Accounts Managed section, under the MFS portion of the table, the following is added alphabetically:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
MFS
Reinier Dobbelmann [1]
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

.

1 Other Accounts Managed information as of April 30, 2022.